UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Installed Building Products, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INSTALLED BUILDING PRODUCTS VOTE Online Go to www.envisionreports.com/IBP or scan the QR code - login details are located in the shaded bar below. Notice of Annual Meeting of Stockholders Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Installed Building Products, Inc. to be Held on May 20, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting by means of a live audio webcast. To participate in the Annual Meeting, please visit https://meetnow.global/M4CN4WG. To access the virtual meeting you must have the information that is printed in the shaded bar above. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Our 2024 Annual Report and 2025 Proxy Statement are available at: www.envisionreports.com/IBP Easy Online Access - View your proxy materials and vote. Step 1: Go to www.envisionreports.com/IBP. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2025 to facilitate timely delivery. 2 NOT 043NBC

Notice of Annual Meeting of Stockholders Installed Building Product, Inc.’s Annual Meeting of Stockholders will be held on May 20, 2025 at 10:00 a.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting by means of a live audio webcast. To participate in the Annual Meeting, please visit https://meetnow.global/M4CN4WG. To access the virtual meeting you must have the information that is printed in the shaded bar on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of Directors to serve for three-year terms: 1 - Jeffrey W. Edwards 2 - Lawrence A. Hilsheimer 3 - Janet E. Jackson 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. 3. Approval, on an advisory basis, of the compensation of our named executive officers. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online, vote by telephone or request a paper copy of the proxy materials to receive a proxy card. To vote by telephone, please visit www.envisionreports.com/IBP to view the materials and to obtain the toll free number to call. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet - Go to www.envisionreports.com/IBP. Click Cast Your Vote or Request Materials. Phone - Call us free of charge at 1-866-641-4276 to request a copy of the proxy materials. Email - Send an email to investorvote@computershare.com with “Proxy Materials Installed Building Products, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 6, 2025.